                                                                   EXHIBIT 20.18


                  OLYMPIC AUTOMOBILE RECEIVABLES TRUST 1997 - A


                         MONTHLY SERVICER'S CERTIFICATE




        Accounting Date:                           September 30, 1999
                                                 ---------------------
        Determination Date:                           October 6, 1999
                                                 ---------------------
        Distribution Date:                           October 15, 1999
                                                 ---------------------
        Monthly Period Ending:                     September 30, 1999
                                                 ---------------------


        This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of March 1, 1997, among Olympic Automobile Receivables Trust, 1997-A (the "Trust"), Olympic Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and as Servicer, and Norwest Bank Minnesota, National Association, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

        Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.



    I.  Collection  Account  Summary

        Available Funds:
              Payments Received                                                                  $12,314,157.69
              Liquidation Proceeds (excluding Purchase Amounts)                                   $1,129,804.65
              Current Monthly Advances                                                               198,852.82
              Amount of withdrawal, if any, from the Spread Account                                 $150,039.66
              Monthly Advance Recoveries                                                            (173,202.24)
              Purchase Amounts-Warranty and Administrative Receivables                               $44,860.20
              Purchase Amounts - Liquidated Receivables                                                   $0.00
              Income from investment of funds in Trust Accounts                                      $58,818.93
                                                                                                 ---------------
        Total Available Funds                                                                                        $13,723,331.71
                                                                                                                   =================

        Amounts Payable on Distribution Date:
              Reimbursement of Monthly Advances                                                           $0.00
              Backup Servicer Fee                                                                         $0.00
              Basic Servicing Fee                                                                   $237,005.04
              Trustee and other fees                                                                      $0.00
              Class A-1 Interest Distributable Amount                                                     $0.00
              Class A-2 Interest Distributable Amount                                                     $0.00
              Class A-3 Interest Distributable Amount                                                $21,830.90
              Class A-4 Interest Distributable Amount                                               $912,759.38
              Class A-5 Interest Distributable Amount                                               $471,296.67
              Noteholders' Principal Distributable Amount                                        $10,572,584.29
              Certificate Holders Interest Distributable Amount                                     $176,295.70
              Certificate Holders Principal Distributable Amount                                  $1,331,559.73
              Amounts owing and not paid to Security Insurer under
                  Insurance Agreement                                                                     $0.00
              Supplemental Servicing Fees (not otherwise paid to Servicer)                                $0.00
              Spread Account Deposit                                                                      $0.00
                                                                                                  --------------
        Total Amounts Payable on Distribution Date                                                                   $13,723,331.71
                                                                                                                   =================


                                Page 1 (1997-A)

   II.  Available Funds

        Collected Funds (see V)
                             Payments Received                               $12,314,157.69
                             Liquidation Proceeds (excluding
                                Purchase Amounts)                             $1,129,804.65                $13,443,962.34
                                                                             ---------------

        Purchase Amounts                                                                                       $44,860.20

        Monthly Advances
                             Monthly Advances - current Monthly Period (net)     $25,650.58
                             Monthly Advances - Outstanding Monthly
                                Advances not otherwise reimbursed to the
                                Servicer                                              $0.00                    $25,650.58
                                                                             ---------------

        Income from investment of funds in Trust Accounts                                                      $58,818.93
                                                                                                           ---------------

        Available Funds                                                                                    $13,573,292.05
                                                                                                           ===============

   III. Amounts Payable on Distribution Date

           (i)(a)     Taxes due and unpaid with respect to the Trust
                      (not otherwise paid by OFL or the Servicer)                                                   $0.00

           (i)(b)     Outstanding Monthly Advances (not otherwise reimbursed
                      to Servicer and to be reimbursed on the Distribution Date)                                    $0.00

           (i)(c)     Insurance Add-On Amounts (not otherwise reimbursed to Servicer)                               $0.00

           (ii)       Accrued and unpaid fees (not otherwise paid by OFL or the
                      Servicer):
                             Owner Trustee                                            $0.00
                             Administrator                                            $0.00
                             Indenture Trustee                                        $0.00
                             Indenture Collateral Agent                               $0.00
                             Lockbox Bank                                             $0.00
                             Custodian                                                $0.00
                             Backup Servicer                                          $0.00
                             Collateral Agent                                         $0.00                         $0.00
                                                                             ---------------

           (iii)(a)   Basic Servicing Fee (not otherwise paid to Servicer)                                    $237,005.04

           (iii)(b)   Supplemental Servicing Fees (not otherwise paid to Servicer)                                  $0.00

           (iii)(c)   Servicer reimbursements for mistaken deposits or postings of checks
                      returned for insufficient funds (not otherwise reimbursed to Servicer)                        $0.00

           (iv)       Class A-1 Interest Distributable Amount                                                       $0.00
                      Class A-2 Interest Distributable Amount                                                       $0.00
                      Class A-3 Interest Distributable Amount                                                  $21,830.90
                      Class A-4 Interest Distributable Amount                                                 $912,759.38
                      Class A-5 Interest Distributable Amount                                                 $471,296.67

           (v)        Noteholders' Principal Distributable Amount
                             Payable to Class A-1 Noteholders                                                       $0.00
                             Payable to Class A-2 Noteholders                                              $10,572,584.29
                             Payable to Class A-3 Noteholders                                                       $0.00
                             Payable to Class A-4 Noteholders                                                       $0.00
                             Payable to Class A-5 Noteholders                                                       $0.00

           (vi)       Certificate Holders Interest Distributable Amount                                       $176,295.70

           (vii)      Unpaid principal balance of the Class A-1 Notes
                      after deposit to the Note Distribution  Account of
                      any funds in the Class A-1 Holdback Subaccount
                      (applies only on the Class A-1 Final Scheduled Distribution Date)                             $0.00

           (viii)     Certificate Principal Distributable Amount                                            $1,331,559.73

           (ix)       Amounts owing and not paid to Security Insurer under Insurance Agreement                      $0.00
                                                                                                           ---------------

                      Total amounts payable on Distribution Date                                           $13,723,331.71
                                                                                                           ===============

                                Page 2 (1997-A)

   IV.   Calculation of Credit Enhancement Fee ("Spread Account Deposit");
         withdrawal from Reserve Account; Deficiency Claim Amount;
         Pre-Funding Account Shortfall and Class A-1 Maturity Shortfall

         Spread Account deposit:

              Amount of excess, if any, of Available Funds
              over total amounts payable (or amount of such
              excess up to the Spread Account Maximum Amount)                                                                 $0.00

         Reserve Account Withdrawal on any Determination Date:

              Amount of excess, if any, of total amounts payable over Available
              Funds (excluding amounts payable under item (vii) of Section III)                                               $0.00

              Amount available for withdrawal from the Reserve Account
              (excluding the Class A-1 Holdback Subaccount), equal to the difference between the amount on deposit in the Reserve Account and the Requisite Reserve Amount (amount on deposit in the
              Reserve Account calculated taking into account any withdrawals from or deposits to the Reserve Account in respect of transfers
              of Subsequent Receivables)                                                                                      $0.00

              (The amount of excess of the total amounts payable (excluding amounts payable under item (vii) of Section III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve Account (excluding the Class A-1 Holdback
              Subaccount) to the extent of the funds available for withdrawal from in the Reserve Account, and deposited in the Collection
              Account.)

              Amount of withdrawal, if any, from the Reserve Account                                                          $0.00

         Reserve Account Withdrawal on Determination Date for Class A-1 Final
         Scheduled Distribution Date:

              Amount by which (a) the remaining principal balance of the Class
              A-1 Notes exceeds (b) Available Funds after payment of amounts set
              forth in item (v) of Section III                                                                                $0.00

              Amount available in the Class A-1 Holdback Subaccount                                                           $0.00

              (The amount by which the remaining principal balance of the Class
              A-1 Notes exceeds Available Funds (after payment of amount set forth in item (v) of Section III) shall be withdrawn by the Indenture Trustee from the Class A-1 Holdback Subaccount, to the extent of funds available for withdrawal from the Class A-1
              Holdback Subaccount, and deposited in the Note Distribution
              Account for payment to the Class A-1 Noteholders)

              Amount of withdrawal, if any, from the Class A-1 Holdback Subaccount                                            $0.00

         Deficiency Claim Amount:

              Amount of excess, if any, of total amounts payable over funds available for withdrawal from Reserve Amount, the Class A-1
              Holdback Subaccount and Available Funds                                                                         $0.00

              (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items
              (v) and (vii) of Section III and pursuant to a withdrawal from the Class A-1 Holdback Subaccount)

         Pre-Funding Account Shortfall:

              Amount of excess, if any, on the Distribution Date on or
              immediately following the end of the Funding Period, of (a) the sum of the Class A-1 Prepayment Amount, the Class A-2 Prepayment
              Amount, the Class A-3 Prepayment Amount, the Class A-4 Prepayment
              Amount, and the Class A-5 Prepayment Amount over (b) the amount on
              deposit in the Pre-Funding Account                                                                              $0.00

         Class A-1 Maturity Shortfall:

              Amount of excess, if any, on the Class A-1 Final Scheduled
              Distribution Date, of (a) the unpaid principal balance of the
              Class A-1 Notes over (b) the sum of the amounts deposited in the
              Note Distribution Account under item (v) and (vii) of Section III or pursuant to a withdrawal from the Class A-1 Holdback
              Subaccount.                                                                                                     $0.00

         (In the event a Deficiency Claim Amount, Pre-Funding Account
         Shortfall or Class A-1 Maturity Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the Security
         Insurer, the Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the Deficiency Claim Amount, the Pre-Funding Account
         Shortfall or the Class A-1 Maturity Shortfall.)


                                Page 3 (1997-A)

    V.   Collected Funds

         Payments Received:
                           Supplemental Servicing Fees                                             $0.00
                           Amount allocable to interest                                     3,396,241.38
                           Amount allocable to principal                                    8,917,916.31
                           Amount allocable to Insurance Add-On Amounts                            $0.00
                           Amount allocable to Outstanding Monthly Advances
                              (reimbursed to the Servicer prior to deposit
                              in the Collection Account)                                           $0.00
                                                                                       ------------------

         Total Payments Received                                                                                   $12,314,157.69

         Liquidation Proceeds:
                         Gross amount realized with respect to Liquidated Receivables       1,152,260.11

                         Less: (i) reasonable expenses incurred by Servicer
                            in connection with the collection of such Liquidated
                            Receivables and the repossession and disposition
                            of the related Financed Vehicles and (ii) amounts
                            required to be refunded to Obligors on such Liquidated
                            Receivables                                                       (22,455.46)
                                                                                       ------------------

         Net Liquidation Proceeds                                                                                   $1,129,804.65

         Allocation of Liquidation Proceeds:
                         Supplemental Servicing Fees                                               $0.00
                         Amount allocable to interest                                              $0.00
                         Amount allocable to principal                                             $0.00
                         Amount allocable to Insurance Add-On Amounts                              $0.00
                         Amount allocable to Outstanding Monthly Advances (reimbursed
                            to the Servicer prior to deposit in the Collection Account)            $0.00                    $0.00
                                                                                        -----------------        -----------------

         Total Collected Funds                                                                                     $13,443,962.34
                                                                                                                 =================

   VI.   Purchase Amounts Deposited in Collection Account

         Purchase Amounts - Warranty Receivables                                                                            $0.00
                        Amount allocable to interest                                                $0.00
                        Amount allocable to principal                                               $0.00
                        Amount allocable to Outstanding Monthly Advances (reimbursed
                            to the Servicer prior to deposit in the Collection Account)             $0.00

         Purchase Amounts - Administrative Receivables                                                                 $44,860.20
                        Amount allocable to interest                                                $0.00
                        Amount allocable to principal                                          $44,860.20
                        Amount allocable to Outstanding Monthly Advances (reimbursed
                           to the Servicer prior to deposit in the Collection Account)              $0.00
                                                                                        ------------------

         Total Purchase Amounts                                                                                        $44,860.20
                                                                                                                 =================

   VII.  Reimbursement of Outstanding Monthly Advances

         Outstanding Monthly Advances                                                                                 $376,264.47

         Outstanding  Monthly  Advances  reimbursed  to the Servicer  prior to deposit in the Collection Account from:
                        Payments received from Obligors                                      ($173,202.24)
                        Liquidation Proceeds                                                        $0.00
                        Purchase Amounts - Warranty Receivables                                     $0.00
                        Purchase Amounts - Administrative Receivables                               $0.00
                                                                                        ------------------

         Outstanding Monthly Advances to be netted against Monthly
            Advances for the current Monthly Period                                                                  ($173,202.24)

         Outstanding Monthly Advances to be reimbursed out of
            Available Funds on the Distribution Date                                                                 ($173,202.24)

         Remaining Outstanding Monthly Advances                                                                       $203,062.23

         Monthly Advances - current Monthly Period                                                                    $198,852.82
                                                                                                                 -----------------

         Outstanding Monthly Advances - immediately following the Distribution Date                                   $401,915.05
                                                                                                                 =================

                                Page 4 (1997-A)

VIII.  Calculation of Interest and Principal Payments

A.     Calculation of Principal Distribution Amount

          Payments received allocable to principal                                                                    $8,917,916.31
          Aggregate of Principal Balances as of the Accounting Date of all
             Receivables that became Liquidated Receivables during the
             Monthly Period                                                                                           $2,941,367.51
          Purchase Amounts - Warranty Receivables allocable to principal                                                      $0.00
          Purchase Amounts - Administrative Receivables allocable to principal                                           $44,860.20
          Amounts withdrawn from the Pre-Funding Account                                                                      $0.00
          Cram Down Losses                                                                                                    $0.00
                                                                                                              ----------------------

          Principal Distribution Amount                                                                              $11,904,144.02
                                                                                                              ======================

B.     Calculation of Class A-1 Interest Distributable Amount

          Class A-1 Monthly Interest Distributable Amount:

          Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
            of principal to Class A-1 Noteholders on such Distribution Date)                       $0.00

          Multiplied by the Class A-1 Interest Rate                                                5.500%

          Multiplied by actual days in the period or in the case of the first
            Distribution Date, by 25/360                                                      0.08611111                      $0.00
                                                                                      -------------------

          Plus any unpaid Class A-1 Interest Carryover Shortfall                                                              $0.00
                                                                                                              ----------------------

          Class A-1 Interest Distributable Amount                                                                             $0.00
                                                                                                              ======================

C.     Calculation of Class A-2 Interest Distributable Amount

          Class A-2 Monthly Interest Distributable Amount:

          Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
            of principal to Class A-2 Noteholders on such Distribution Date)                       $0.00

          Multiplied by the Class A-2 Interest Rate                                                6.125%

          Multiplied by 1/12 or in the case of the first Distribution Date,
            by 25/360                                                                         0.08333333                      $0.00
                                                                                      -------------------

          Plus any unpaid Class A-2 Interest Carryover Shortfall                                                              $0.00
                                                                                                              ----------------------

          Class A-2 Interest Distributable Amount                                                                             $0.00
                                                                                                              ======================

D.     Calculation of Class A-3 Interest Distributable Amount

          Class A-3 Monthly Interest Distributable Amount:

          Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
            of principal to Class A-3 Noteholders on such Distribution Date)               $4,093,294.65

          Multiplied by the Class A-3 Interest Rate                                                6.400%

          Multiplied by 1/12 or in the case of the first Distribution Date,
            by 25/360                                                                         0.08333333                 $21,830.90
                                                                                      -------------------

          Plus any unpaid Class A-3 Interest Carryover Shortfall                                                              $0.00
                                                                                                              ----------------------

          Class A-3 Interest Distributable Amount                                                                        $21,830.90
                                                                                                              ======================

E.     Calculation of Class A-4 Interest Distributable Amount

          Class A-4 Monthly Interest Distributable Amount:

          Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after distributions
            of principal to Class A-4 Noteholders on such Distribution Date)             $165,330,000.00

          Multiplied by the Class A-4 Interest Rate                                                6.625%

          Multiplied by 1/12 or in the case of the first Distribution Date,
            by 25/360                                                                         0.08333333                $912,759.38
                                                                                      -------------------

          Plus any unpaid Class A-4 Interest Carryover Shortfall                                                              $0.00
                                                                                                              ----------------------

          Class A-4 Interest Distributable Amount                                                                       $912,759.38
                                                                                                              ======================


                                 Page 5 (1997-A)

       F.  Calculation of Class A-5 Interest Distributable Amount

               Class A-5 Monthly Interest Distributable Amount:

               Outstanding principal balance of the Class A-5 Notes (as of the immediately preceding Distribution Date after distributions
                  of principal to Class A-5 Noteholders on such Distribution Date)    $83,170,000.00

               Multiplied by the Class A-5 Interest Rate                                       6.800%

               Multiplied by 1/12 or in the case of the first Distribution Date,
                  by 25/360                                                               0.08333333                    $471,296.67
                                                                                   ------------------

               Plus any unpaid Class A-5 Interest Carryover Shortfall                                                         $0.00
                                                                                                          --------------------------

               Class A-5 Interest Distributable Amount                                                                  $471,296.67
                                                                                                          ==========================


       H.  Calculation of Noteholders' Interest Distributable Amount

               Class A-1 Interest Distributable Amount                                         $0.00
               Class A-2 Interest Distributable Amount                                         $0.00
               Class A-3 Interest Distributable Amount                                    $21,830.90
               Class A-4 Interest Distributable Amount                                   $912,759.38
               Class A-5 Interest Distributable Amount                                   $471,296.67

               Noteholders' Interest Distributable Amount                                                             $1,405,886.95
                                                                                                          ==========================

       I.  Calculation of Noteholders' Principal Distributable Amount:

               Noteholders' Monthly Principal Distributable Amount:

               Principal Distribution Amount                                          $11,904,144.02

               Multiplied by Noteholders' Percentage ((i) for each Distribution
                  Date before the principal balance of the Class A-1 Notes is reduced to zero, 100%, (ii) for the Distribution Date on which the principal balance of the Class A-1 Notes is reduced to zero, 100% until the principal balance of the Class A-1 Notes is reduced to zero and with respect to any remaining portion of the Principal Distribution Amount, the initial principal balance of the Class A-2 Notes over the Aggregate Principal
                  Balance (plus any funds remaining on deposit in the
                  Pre-Funding Account) as of the Accounting Date for the
                  preceding Distribution Date minus that portion of the
                  Principal Distribution Amount applied to retire the Class A-1
                  Notes and (iii) for each Distribution Date thereafter,
                  outstanding principal balance of the Class A-2 Notes on the
                  Determination Date over the Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as
                  of the Accounting Date for the preceding Distribution Date)                  88.81%                $10,572,584.29
                                                                                   ------------------


               Unpaid Noteholders' Principal Carryover Shortfall                                                              $0.00
                                                                                                          --------------------------

               Noteholders' Principal Distributable Amount                                                           $10,572,584.29
                                                                                                          ==========================

       J.  Application of Noteholders' Principal Distribution Amount:

               Amount of Noteholders' Principal Distributable Amount payable to Class A-1
               Notes (equal to entire Noteholders' Principal Distributable Amount until
               the principal balance of the Class A-1 Notes is reduced to zero)                                               $0.00
                                                                                                          ==========================

               Amount of Noteholders' Principal Distributable Amount payable to Class A-2
               Notes (no portion of the Noteholders' Principal Distributable Amount is
               payable to the Class A-2 Notes until the principal balance of the Class
               A-1 Notes has been reduced to zero; thereafter, equal to the entire
               Noteholders' Principal Distributable Amount)                                                          $10,572,584.29
                                                                                                          ==========================


                                 Page 6 (1997-A)

    K.  Calculation of Certificate Holders Interest Distributable Amount

          Certificate Holders Monthly Interest Distributable Amount:

          Certificate Balance (as of the close of business
             on the preceding Distribution Date)                                           $31,812,757.52

          Multiplied by the Certificate Pass-Through Rate                                           6.650%

          Multiplied by 1/12 or in the case of the first Distribution Date,
             by 25/360                                                                         0.08333333               $176,295.70
                                                                                   -----------------------

          Plus any unpaid Certificate Interest Carryover Shortfall                                                            $0.00
                                                                                                               ---------------------

          Certificate Holders Interest Distributable Amount                                                             $176,295.70
                                                                                                               =====================

    L.  Calculation of Certificate Principal Distributable Amount:

          Certificate Holders Monthly Principal Distributable Amount:

          Principal Distribution Amount                                                    $11,904,144.02

          Multiplied by Certificateholders' Percentage ((i) for each
            Distribution Date before the principal balance of the Class A-1
            Notes is reduced to zero, 0%, (ii) for the Distribution Date on which the principal balance of the Class A-1 Notes is reduced to zero, 0% until the principal balance of the Class A-1 Notes is reduced to zero and with respect to any remaining portion of the
            Principal Distribution Amount, 100% minus the Noteholders'
            Percentage (computed after giving effect to the retirement of the
            Class A-1 Notes) and (iii) for each Distribution Date thereafter,
            100% minus Noteholders' Percentage)                                                     11.19%            $1,331,559.73
                                                                                   -----------------------
                                                                                                               ---------------------

          Unpaid Certificate Holders Principal Carryover Shortfall                                                            $0.00
                                                                                                               ---------------------

          Certificate Holders Principal Distributable Amount                                                          $1,331,559.73
                                                                                                               =====================

IX. Pre-Funding Account

    A.  Withdrawals from Pre-Funding Account:

          Amount on deposit in the Pre-Funding Account as of the preceding
            Distribution Date or, in the case of the first Distribution Date, as
            of the Closing Date                                                                                               $0.00

                                                                                                               ---------------------
                                                                                                                              $0.00
                                                                                                               =====================

          Less:  withdrawals from the Pre-Funding Account in respect of transfers of Subsequent Receivables to the Trust occurring on a
            Subsequent Transfer Date (an amount equal to (a) $0 (the aggregate
            Principal Balance of Subsequent Receivables transferred to the
            Trust) plus (b) $0 (an amount  equal to $0 multiplied  by (A) one less (B) ((i) the Pre-Funded Amount after giving effect to transfer
            of Subsequent Receivables over (ii) $0))                                                                          $0.00

          Less:  any amounts remaining on deposit in the Pre-Funding Account in the case of the May 1997 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been Pre-Funding Account has been reduced to $100,000 or less as of the Distribution Date
            (see B below)                                                                                                     $0.00
                                                                                                               ---------------------

          Amount remaining on deposit in the Pre-Funding Account after
            Distribution Date
                Pre-Funded Amount                                                                  $0.00
                                                                                   -----------------------
                                                                                                                              $0.00
                                                                                                               =====================

                                Page 7 (1997-A)

IX.   Pre-Funding Account (cont.)

      B. Distributions to Noteholders and Certificateholders from certain withdrawals from the Pre-Funding Account:

      Amount withdrawn from the Pre-Funding Account as a result of the
         Pre-Funded Amount not being reduced to zero on the Distribution Date on or immediately preceding the end of the Funding Period (May 1997
         Distribution Date) or the Pre-Funded Amount being reduced to $100,000
         or less on any Distribution Date                                                                                     $0.00

      Class A-1 Prepayment Amount (equal to the Class A-1 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance) of the
         Pre-Funded Amount as of the Distribution Date)                                                                       $0.00

      Class A-2 Prepayment Amount (equal to the Class A-2 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance) of the
         Pre-Funded Amount as of the Distribution Date)                                                                       $0.00

      Class A-3 Prepayment Amount (equal to the Class A-3 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance) of the
         Pre-Funded Amount as of the Distribution Date)                                                                       $0.00

      Class A-4 Prepayment Amount (equal to the Class A-4 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance) of the
         Pre-Funded Amount as of the Distribution Date)                                                                       $0.00

      Class A-5 Prepayment Amount (equal to the Class A-5 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance) of the
         Pre-Funded Amount as of the Distribution Date)                                                                       $0.00

      Certificate Prepayment Amount (equal to the Certificateholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance) of the
         Pre-Funded Amount as of the Distribution Date)                                                                       $0.00

      C.  Prepayment Premiums:

      Class A-1 Prepayment Premium                                                                                            $0.00
      Class A-2 Prepayment Premium                                                                                            $0.00
      Class A-3 Prepayment Premium                                                                                            $0.00
      Class A-4 Prepayment Premium                                                                                            $0.00
      Class A-5 Prepayment Premium                                                                                            $0.00

      Certificate Prepayment Premium                                                                                          $0.00


                                Page 8 (1997-A)

    X.     Reserve Account

           Requisite Reserve Amount:

           Portion of Requisite Reserve Amount calculated with respect to Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4
              Notes, Class A-5 Notes, and Certificates:

                   Product of (x) 6.34% (weighted average interest of Class A-1
                   Interest Rate, Class A-2 Interest Rate, Class A-3 Interest
                   Rate, Class A-4 Interest Rate, Class A-5 Interest Rate and
                   Certificate Interest Rate (based on the outstanding Class
                   A-1, Class A-2 Class A-3, Class A-4, and Class A-5 principal balance and the Certificate Balance), divided by 360, (y)
                   $0.00 (the Pre-Funded Amount on such Distribution Date) and
                   (z) 0 (the number of days until the May 1997 Distribution Date))                                  $0.00

                   Less the product of (x) 2.5% divided by 360, (y) $0.00 (the
                   Pre-Funded Amount on such Distribution Date) and (z) 0 (the
                   number of days until the April 1997 Distribution Date)                                           ($0.00)
                                                                                                          -----------------


           Requisite Reserve Amount                                                                                 ($0.00)
                                                                                                          =================

           Amount on deposit in the Reserve  Account (other than the Class A-1
              Holdback Subaccount) as of the preceding Distribution Date or,
              in the case of the first Distribution Date, as of the Closing Date                                     $0.00

           Plus the excess, if any, of the Requisite Reserve Amount over amount on  deposit in the Reserve Account (other than the Class A-1
              Holdback  Subaccount) (which excess is to be deposited by the
              Indenture Trustee in the Reserve Account from amounts withdrawn from the Pre-Funding Account in respect of transfers of Subsequent
              Receivables)                                                                                          $0.00

           Less: the excess, if any, of the amount on deposit in the Reserve
              Account (other than the Class A-1 Holdback Subaccount) over the
              Requisite Reserve Amount (and amount withdrawn from the Reserve
              Account to cover the excess, if any, of total amounts payable over
              Available Funds, which excess is to be transferred by the
              Indenture Trustee to or upon the order of the General Partners from amounts withdrawn from the Pre-Funding Account in respect of
              transfers of Subsequent Receivables)                                                             $150,039.66

           Less: withdrawals from the Reserve Account (other than the Class A-1
              Holdback Subaccount) to cover the excess, if any, of total amount
              payable over Available Funds (see IV above)                                                     ($150,039.66)
                                                                                                          -----------------

           Amount remaining on deposit in the Reserve Account (other than the
              Class A-1 Holdback Subaccount) after the Distribution Date                                             $0.00
                                                                                                          =================

   XI.     Class A-1 Holdback Subaccount:

           Class A-1 Holdback Amount:

           Class A-1 Holdback Amount as of preceding Distribution Date or the
              Closing Date, as applicable,                                                                           $0.00

           Plus deposit to the Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool Balance set forth in the Sale and Servicing Agreement) is greater than $0
              (the Original Pool Balance after giving effect to the transfer of
              Subsequent Receivables on the Distribution Date or on a Subsequent
              Transfer Date preceding the Distribution Date))                                                        $0.00

           Less withdrawal, if any, of amount from the Class A-1 Holdback
              Subaccount to cover a Class A-1 Maturity Shortfall (see IV above)                                      $0.00

           Less withdrawal, if any, of amount remaining in the Class A-1
              Holdback Subaccount on the Class A-1 Final Scheduled Maturity Date
              after giving effect to any payment out of the Class A-1 Holdback
              Subaccount to cover a Class A-1 Maturity Shortfall (amount of
              withdrawal to be released by the Indenture Trustee to the General Partners)                            $0.00
                                                                                                          -----------------

           Class A-1 Holdback Subaccount immediately following the Distribution Date                                 $0.00
                                                                                                          =================


                                 Page 9 (1997-A)

   XII.    Calculation of Servicing Fees

           Aggregate Principal Balance as of the first day of the
             Monthly Period                                                      $284,406,052.17
           Multiplied by Basic Servicing Fee Rate                                           1.00%
           Multiplied by Months per year                                                0.083333%
                                                                           ----------------------
           Basic Servicing Fee                                                                      $237,005.04

           Less: Backup Servicer Fees (annual rate of 1 bp)                                               $0.00

           Supplemental Servicing Fees                                                                    $0.00
                                                                                                    ------------

           Total of Basic Servicing Fees and Supplemental Servicing Fees                                                $237,005.04
                                                                                                                     ===============

  XIII.    Information for Preparation of Statements to Noteholders

           a.     Aggregate principal balance of the Notes as of first day of Monthly Period
                                    Class A-1 Notes                                                                           $0.00
                                    Class A-2 Notes                                                                           $0.00
                                    Class A-3 Notes                                                                   $4,093,294.65
                                    Class A-4 Notes                                                                 $165,330,000.00
                                    Class A-5 Notes                                                                  $83,170,000.00

           b.     Amount distributed to Noteholders allocable to principal
                                    Class A-1 Notes                                                                           $0.00
                                    Class A-2 Notes                                                                           $0.00
                                    Class A-3 Notes                                                                   $4,093,294.65
                                    Class A-4 Notes                                                                   $6,479,289.64
                                    Class A-5 Notes                                                                           $0.00

           c.     Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                                    Class A-1 Notes                                                                           $0.00
                                    Class A-2 Notes                                                                           $0.00
                                    Class A-3 Notes                                                                           $0.00
                                    Class A-4 Notes                                                                 $158,850,710.36
                                    Class A-5 Notes                                                                  $83,170,000.00

           d.     Interest distributed to Noteholders
                                    Class A-1 Notes                                                                           $0.00
                                    Class A-2 Notes                                                                           $0.00
                                    Class A-3 Notes                                                                      $21,830.90
                                    Class A-4 Notes                                                                     $912,759.38
                                    Class A-5 Notes                                                                     $471,296.67

           e.     Remaining Certificate Balance                                                                      $30,481,197.79

           f.     1. Class A-1 Interest Carryover Shortfall, if any (and change in amount
                     from preceding statement)                                                                                $0.00
                  2. Class A-2 Interest Carryover Shortfall, if any (and change in amount
                     from preceding statement)                                                                                $0.00
                  3. Class A-3 Interest Carryover Shortfall, if any (and change in amount
                     from preceding statement)                                                                                $0.00
                  4. Class A-4 Interest Carryover Shortfall, if any (and change in amount
                     from preceding statement)                                                                                $0.00
                  5. Class A-5 Interest Carryover Shortfall, if any (and change in amount
                     from preceding statement)                                                                                $0.00
                  7. Certificate Interest Carryover Shortfall, if any (and change in amount
                     from preceding statement)                                                                                $0.00
                  8. Certificate Principal Carryover Shortfall, if any (and change in amount
                     from preceding statement)                                                                                $0.00

                                Page 10 (1997-A)

   XIV.    Information for Preparation of Statements to Noteholders (continued)
              g.     Amount distributed payable out of amounts withdrawn from
                        or pursuant to:
                     1.  Reserve Account                                                           $150,039.66
                     2.  Class A-1 Holdback Subaccount                                                   $0.00
                     3.  Claim on the Note Policy                                                        $0.00

              h.     Remaining Pre-Funded Amount                                                                               $0.00

              i.     Remaining Reserve Amount                                                                                  $0.00

              j.     Amount on deposit on Class A-1 Holdback Subaccount                                                        $0.00

              k.     Prepayment amounts
                         Class A-1 Prepayment Amount                                                                           $0.00
                         Class A-2 Prepayment Amount                                                                           $0.00
                         Class A-3 Prepayment Amount                                                                           $0.00
                         Class A-4 Prepayment Amount                                                                           $0.00
                         Class A-5 Prepayment Amount                                                                           $0.00

              l.      Prepayment Premiums
                         Class A-1 Prepayment Premium                                                                          $0.00
                         Class A-2 Prepayment Premium                                                                          $0.00
                         Class A-3 Prepayment Premium                                                                          $0.00
                         Class A-4 Prepayment Premium                                                                          $0.00
                         Class A-5 Prepayment Premium                                                                          $0.00

              m.     Total of Basic Servicing Fee, Supplemental Servicing Fees
                        and other fees, if any, paid by the Trustee
                        on behalf of the Trust                                                                           $237,005.04

              n.     Note Pool Factors (after giving effect to distributions on the
                        Distribution Date)
                         Class A-1 Notes                                                                                  0.00000000
                         Class A-2 Notes                                                                                  0.00000000
                         Class A-3 Notes                                                                                  0.00000000
                         Class A-4 Notes                                                                                  0.96080996
                         Class A-5 Notes                                                                                  1.00000000

   XV.     Information for Preparation of Statements to Certificateholders
              a.     Aggregate Certificate Balance as of first day of Monthly Period                                  $31,812,757.52

              b.     Amount distributed to Certificateholders allocable to principal                                   $1,331,559.73

              c.     Aggregate  Certificate Balance (after giving effect to
                        distributions on the Distribution Date)                                                       $30,481,197.79

              d.     Interest distributed to  Certificateholders                                                         $176,295.70

              e.     Remaining  Certificate Balance                                                                   $30,481,197.79

              f.     Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                         Class A-1 Notes                                                                                       $0.00
                         Class A-2 Notes                                                                                       $0.00
                         Class A-3 Notes                                                                                       $0.00
                         Class A-4 Notes                                                                             $158,850,710.36
                         Class A-5 Notes                                                                              $83,170,000.00

              g.     1.  Class A-1 Interest Carryover Shortfall, if any,
                         (and change in amount from preceding statement)                                                       $0.00
                     2.  Class A-2 Interest Carryover Shortfall, if any,
                         (and change in amount from preceding statement)                                                       $0.00
                     3.  Class A-3 Interest Carryover Shortfall, if any,
                         (and change in amount from preceding statement)                                                       $0.00
                     4.  Class A-4 Interest Carryover Shortfall, if any,
                         (and change in amount from preceding statement)                                                       $0.00
                     5.  Class A-5 Interest Carryover Shortfall, if any,
                         (and change in amount from preceding statement)                                                       $0.00
                     7.  Certificate Interest Carryover Shortfall, if any,
                         (and change in amount from preceding statement)                                                       $0.00
                     8.  Certificate Principal Carryover Shortfall, if any,
                         (and change in amount from preceding statement)                                                       $0.00

              h.     Amount distributed payable out of amounts withdrawn
                        from or pursuant to:
                     1.  Reserve Account                                                           $150,039.66
                     2.  Spread Account                                                                  $0.00
                     3.  Claim on the Certificate Policy                                                 $0.00

              i.     Remaining Pre-Funded Amount                                                                               $0.00

              j.     Remaining Reserve Amount                                                                                  $0.00

              k.     Certificate Prepayment Amount                                                                             $0.00

              l.     Certificate Prepayment Premium                                                                            $0.00

              m.     Total of Basic Servicing Fee, Supplemental Servicing Fees
                        and other fees, if any, paid by the Trustee
                        on behalf of the Trust                                                                           $237,005.04

              n.     Certificate Pool Factor (after giving effect to distributions on the
                        Distribution Date)                                                                                0.39330578


                                Page 11 (1997-A)

   XVI.    Pool Balance and Aggregate Principal Balance

                 Original Pool Balance at beginning of Monthly Period                                       $774,999,994.84
                 Subsequent Receivables                                                                               $0.00
                                                                                                      ----------------------
                 Original Pool Balance at end of Monthly Period                                             $774,999,994.84
                                                                                                      ======================

                 Aggregate Principal Balance as of preceding Accounting Date                                 284,406,052.17
                 Aggregate Principal Balance as of current Accounting Date                                  $272,501,908.15




Monthly Period Liquidated Receivables                              Monthly Period Administrative Receivables

                        Loan #              Amount                                       Loan #                      Amount
                        ------              ------                                       ------                      ------
          see attached listing            2,941,367.51                     see attached listing                     44,860.20
                                                 $0.00                                                                  $0.00
                                                 $0.00                                                                  $0.00
                                                 $0.00                                                                  $0.00
                                        ---------------                                                           ------------
                                         $2,941,367.51                                                             $44,860.20
                                        ===============                                                           ============

  XVIII.   Delinquency Ratio

           Sum of Principal Balances (as of the Accounting Date) of all
              Receivables delinquent more than 30 days with respect to all or
              any portion of a Scheduled Payment as of the Accounting Date                    20,326,422.69

           Aggregate Principal Balance as of the Accounting Date                            $272,501,908.15
                                                                                          ------------------

           Delinquency Ratio                                                                                       7.45918545%
                                                                                                                  =============

        IN WITNESS WHEREOF, I, Scott R. Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                              ARCADIA  FINANCIAL  LTD.

                              By:
                                  ----------------------------------------------
                              Name: Scott R. Fjellman
                                    --------------------------------------------
                              Title: Vice President / Securitization
                                     -------------------------------------------

                                Page 12 (1997-A)

                  OLYMPIC AUTOMOBILE RECEIVABLES TRUST 1997 - A

                             PERFORMANCE INFORMATION

                FOR THE MONTHLY PERIOD ENDING SEPTEMBER 30, 1999

 I.      ORIGINAL PRINCIPAL BALANCE OF THE SECURITIZATION                 $775,000,000.00

                      AGE OF POOL (IN MONTHS)                                          31

 II.     Delinquency Ratio

         Sum of Principal Balances (as of the Accounting Date) of all
            Receivables delinquent more than 30 days with respect to all
            or any portion of a Scheduled Payment as of the Accounting Date                 $20,326,422.69

         Aggregate Principal Balance as of the Accounting Date                             $272,501,908.15
                                                                                          -----------------

         Delinquency Ratio                                                                                               7.45918545%
                                                                                                                   =================


 III.    Average Delinquency Ratio

         Delinquency ratio - current Determination Date                                          7.45918545%

         Delinquency ratio - preceding Determination Date                                        6.73599819%

         Delinquency ratio - second preceding Determination Date                                 6.23677965%
                                                                                          ------------------


         Average Delinquency Ratio                                                                                       6.81065443%
                                                                                                                  ==================


 IV.     Default Rate

         Cumulative balance of defaults as of the preceding Accounting Date                                        $110,376,920.95

         Add:    Sum of Principal Balances (as of the Accounting Date)
                    of Receivables that became  Liquidated Receivables
                    during the Monthly Period or that became Purchased
                    Receivables during  Monthly Period (if delinquent
                    more than 30 days with respect to any portion of a
                    Scheduled Payment at time of purchase)                                                            $2,941,367.51
                                                                                                                  ------------------

         Cumulative balance of defaults as of the current Accounting Date                                           $113,318,288.46

                 Sum of Principal Balances (as of the Accounting Date)
                    of 90+ day delinquencies                                                   4,666,014.37

                            Percentage of 90+ day delinquencies
                               applied to defaults                                                   100.00%          $4,666,014.37
                                                                                          ------------------      ------------------

         Cumulative balance of defaults and 90+ day delinquencies as of the
           current Accounting Date                                                                                  $117,984,302.83
                                                                                                                  ==================




 V.      Cumulative Default Rate as a % of Original Principal Balance

         Cumulative Default Rate - current Determination Date                                    15.2237810%

         Cumulative Default Rate - preceding Determination Date                                  14.8032713%

         Cumulative Default Rate - second preceding Determination Date                           14.4481362%


                                Page 1 (1997-A)

   VI.     Net Loss Rate

           Cumulative net losses as of the preceding Accounting Date                                                 $51,985,529.87

           Add:          Aggregate of Principal Balances as of the Accounting
                            Date (plus accrued and unpaid interest thereon to the
                            end of the Monthly Period) of all Receivables that
                            became Liquidated Receivables or that became Purchased
                            Receivables and that were delinquent more than
                            30 days with respect to any portion of a
                            Scheduled Payment as of the Accounting Date                            $2,941,367.51
                                                                                                -----------------

                         Liquidation Proceeds received by the Trust                               ($1,129,804.65)     $1,811,562.86
                                                                                                -----------------    ---------------

           Cumulative net losses as of the current Accounting Date                                                   $53,797,092.73

                         Sum of Principal Balances (as of the Accounting Date)
                            of 90+ day delinquencies                                                $4,666,014.37

                                  Percentage of 90+ day delinquencies
                                     applied to losses                                                      40.00%    $1,866,405.75
                                                                                                 -----------------   ---------------

           Cumulative net losses and 90+ day delinquencies as of the current
              Accounting Date                                                                                         $55,663,498.48
                                                                                                                     ===============



   VII.    Cumulative Net Loss Rate as a % of Original Principal Balance

           Cumulative Net Loss Rate - current Determination Date                                                         7.1823869%

           Cumulative Net Loss Rate - preceding Determination Date                                                       6.9322455%

           Cumulative Net Loss Rate - second preceding Determination Date                                                6.8631435%

  VIII.    Classic/Premier Loan Detail

                                                               Classic                   Premier                    Total
                                                               -------                   -------                    -----
           Aggregate Loan Balance, Beginning              $ 147,951,637.70           $136,454,414.47           $284,406,052.17
             Subsequent deliveries of Receivables                     0.00                      0.00                      0.00
             Prepayments                                     (1,486,489.76)            (1,936,651.14)            (3,423,140.90)
             Normal loan payments                            (2,691,893.33)            (2,802,882.08)            (5,494,775.41)
             Defaulted Receivables                           (2,023,168.60)              (918,198.91)            (2,941,367.51)
             Administrative and Warranty Receivables            (29,272.95)               (15,587.25)               (44,860.20)
                                                           ----------------        ------------------          ----------------
           Aggregate Loan Balance, Ending                  $141,720,813.06           $130,781,095.09           $272,501,908.15
                                                           ================        ==================          ================

           Delinquencies                                     13,575,910.86              6,750,511.83            $20,326,422.69
           Recoveries                                          $750,882.30               $378,922.35             $1,129,804.65
           Net Losses                                         1,272,286.30                539,276.56             $1,811,562.86

  VIII.    Other Information Provided to FSA

           A. Credit Enhancement Fee information:

              Aggregate Principal Balance as of the Accounting Date                  $272,501,908.15
              Multiplied by: Credit Enhancement Fee (19 bp's) * (30/360)                      0.0158%
                                                                                   ------------------
                                Amount due for current period                                                       $43,146.14
                                                                                                               ================


           B. Dollar amount of loans that prepaid during the Monthly Period                                      $3,423,140.90
                                                                                                               ================

              Percentage of loans that prepaid during the Monthly Period                                            1.25618970%
                                                                                                               ================

                                Page 2 (1997-A)

           Spread Account Information                                                             $                         %

           Beginning Balance                                                                $15,908,423.65              5.83791275%

           Deposit to the Spread Account                                                             $0.00              0.00000000%
           Spread Account Additional Deposit                                                 $1,000,000.00              0.36696991%
           Withdrawal from the Spread Account                                                 ($150,039.66)            -0.05506004%
           Disbursements of Excess                                                            ($751,423.02)            -0.27574964%
           Interest earnings on Spread Account                                                  $68,172.60              0.02501729%
                                                                                          -----------------        ----------------

           Sub-Total                                                                        $16,075,133.57              5.89909028%
           Spread Account Recourse Reduction Amount                                          $3,000,000.00              1.10090972%
                                                                                          -----------------        ----------------
           Ending Balance                                                                   $19,075,133.57              7.00000000%
                                                                                          =================        ================
           Specified Balance pursuant to Section 3.03 of the
                Spread Account Agreement among Olympic Financial Ltd.,
                Olympic Receivables Finance Corp., Financial Security
                Assurance Inc. and Norwest Bank Minnesota, National Association             $19,075,133.57              7.00000000%
                                                                                          =================        ================


    X.     Trigger Events
           Cumulative Loss and Default Triggers as of March 3, 1997

                                       Loss                     Default                     Loss Event              Default Event
          Month                    Performance                Performance                   of Default                of Default
          -----------------------------------------------------------------------------------------------------------------------
                3                       0.85%                       2.04%                      1.06%                      2.56%
                6                       1.70%                       4.08%                      2.12%                      5.10%
                9                       2.46%                       5.91%                      3.07%                      7.39%
               12                       3.14%                       7.55%                      3.92%                      9.44%
               15                       4.04%                       9.72%                      5.05%                     12.16%
               18                       4.86%                      11.70%                      6.07%                     14.63%
               21                       5.58%                      13.42%                      6.97%                     16.78%
               24                       6.20%                      14.92%                      7.75%                     18.66%
               27                       6.52%                      15.70%                      8.15%                     19.63%
               30                       6.79%                      16.33%                      8.48%                     20.43%
               33                       7.02%                      16.89%                      8.77%                     21.11%
               36                       7.21%                      17.36%                      9.02%                     21.71%
               39                       7.31%                      17.59%                      9.13%                     21.99%
               42                       7.38%                      17.77%                      9.23%                     22.21%
               45                       7.44%                      17.92%                      9.30%                     22.40%
               48                       7.50%                      18.04%                      9.37%                     22.56%
               51                       7.54%                      18.14%                      9.42%                     22.69%
               54                       7.57%                      18.23%                      9.46%                     22.79%
               57                       7.60%                      18.29%                      9.50%                     22.87%
               60                       7.62%                      18.34%                      9.52%                     22.93%
               63                       7.63%                      18.37%                      9.54%                     22.97%
               66                       7.64%                      18.39%                      9.55%                     23.00%
               69                       7.65%                      18.40%                      9.56%                     23.01%
               72                       7.65%                      18.41%                      9.56%                     23.02%
         -----------------------------------------------------------------------------------------------------------------------


           Average Delinquency Ratio equal to or greater than 7.33%                                 Yes________        No____X____

           Cumulative Default Rate (see above table)                                                Yes________        No____X____

           Cumulative Net Loss Rate (see above table)                                               Yes___X_____       No________

           Trigger Event that occurred as of a prior Determination Date
              is Deemed Cured as of current Determination Date                                      Yes________        No____X____

   XI.     Insurance Agreement Events of Default

           To the knowledge of the Servicer, an Insurance Agreement
              Event of Default has occurred                                                         Yes________        No____X____

           To the knowledge of the Servicer, a Capture Event has occurred and be continuing         Yes________        No____X____

           To the knowledge of the Servicer, a prior Capture Event has been cured by
              a permanent waiver                                                                    Yes________        No____X____

              IN WITNESS WHEREOF, I, Scott Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                     ARCADIA  FINANCIAL  LTD.

                                     By:
                                         --------------------------------------
                                     Name: Scott R. Fjellman
                                           ------------------------------------
                                     Title: Vice President / Securitization
                                            -----------------------------------

                                Page 3 (1997-A)